UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 16, 2009
F.N.B. CORPORATION

(Exact name of registrant as specified in its charter)
FLORIDA

(State or Other Jurisdiction of Incorporation)

001-31940	25-1255406

(Commission File Number)	(IRS Employer Identification No.)

One F.N.B. Boulevard, Hermitage, PA	16148

(Address of Principal Executive Offices)	(Zip Code)
(724) 981-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers
On September 16, 2009, the F.N.B. Corporation (“Corporation”) Compensation Committee (the “Committee”) approved the award of performance and service-based awards to certain Named Executive Officers (“NEO’s”) of the Corporation as a result of certain NEO’s appointments to new positions. In June 2009, the Corporation’s Board of Directors named Stephen J. Gurgovits as Chief Executive Officer, Vincent J. Calabrese as Chief Financial Officer and Vincent J. Delie, Jr. as President of the Corporation’s principal subsidiary, First National Bank of Pennsylvania. The awards were as follows:

	Number of Restricted	Number of Restricted
	Stock Units Awarded	Stock Units Awarded
Named Executive Officer	Performance-Based	Service-Based
Stephen J. Gurgovits	46,297	21,605
Vincent J. Calabrese	4,934	2,303
Vincent J. Delie, Jr.	3,795	1,771
These awards were made pursuant to the stockholder approved 2007 Incentive Compensation Plan (“Plan”), a copy of which is on file with the SEC as Annex A to the Corporation’s 2007 Proxy Statement. The terms of the awards are substantially the same as the terms of the awards granted to the Corporation’s senior officers in March 2009. However, the above identified awards to the NEOs are not subject to the vesting limitations that were set forth in the March 2009, awards resulting from the Company’s participation in the United States Treasury Capital Purchase Program since the Company repaid the preferred stock issued to the Treasury on September 9, 2009.
The service-based restricted stock awards are subject to the standard terms contained in the service-based restricted stock award agreement filed on July 19, 2007, under a form 8-K by the Corporation and will vest on January 16, 2012, provided that each NEO remains continuously employed by the Corporation. The performance-based awards are subject to the terms contained in the performance-based restricted stock award agreement previously filed on March 24, 2009, under a form 8-K filed by the Corporation and will vest on March 1, 2013, provided that each NEO remains continuously employed by the Corporation and the performance goals set forth in the agreement are met.
The foregoing discussion is qualified in its entirety by reference to the full text of the plan and of the performance award and service-based award agreements which are attached hereto as Exhibits 10.1 and 10.2 and incorporated by reference.

Item 9.01	Financial Statements and Exhibits
10.1	Form of Performance-Based Award Agreement for Named Executive Officers (pursuant to 2007 Incentive Compensation Plan).

10.2	Form of Service-Based Award Agreement for Named Executive Officers (pursuant to 2007 Incentive Compensation Plan).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION (Registrant)
By:	/s/ Vincent J. Calabrese
	Name:	Vincent J. Calabrese
	Title:	Chief Financial Officer (Principal Financial Officer)

Dated: September 22, 2009